UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-06474

Dreyfus Growth and Income Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	10/31
Date of reporting period:	04/30/2018

FORM N-CSR

Item 1.       Reports to Stockholders.

Dreyfus Growth and Income Fund, Inc.

SEMIANNUAL REPORT April 30, 2018

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Growth and Income Fund, Inc.	The Fund

A LETTER FROM THE PRESIDENT OF DREYFUS

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Growth and Income Fund, Inc., covering the six-month period from November 1, 2017 through April 30, 2018. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Heightened volatility has returned to the financial markets. After a period of unusually mild price swings in 2017, inflation concerns, geopolitical tensions and potential trade disputes caused volatility to increase substantially over the opening months of 2018. As a result, U.S. stocks and bonds either produced flat returns or lost a degree of value over the first four months of the year.

Stocks set a series of new record highs through January 2018 before market volatility took its toll, enabling stocks across all capitalization ranges to produce positive returns for the full six-month reporting period. Stocks gained value amid growing corporate earnings, improving global economic conditions and the enactment of tax reform legislation and other government policy reforms. In contrast, most sectors of the U.S. bond market lost a degree of value when short-term interest rates climbed, inflation expectations increased and yield differences began to widen between corporate-backed bonds and U.S. Treasury securities.

In our judgment, underlying market fundamentals remain strong, characterized by sustained economic growth, a robust labor market and strong consumer and business confidence. We expect these favorable conditions to persist, but we remain aware of economic and political developments that could negatively affect the markets. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee Laroche-Morris
President
The Dreyfus Corporation
May 15, 2018

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2017 through April 30, 2018, as provided by John C. Bailer, Elizabeth Slover, Leigh N. Todd, and David S. Intoppa, Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended April 30, 2018, Dreyfus Growth and Income Fund, Inc. produced a total return of 5.43%.1 In comparison, the fund’s benchmark, the S&P 500® Index (the “Index”), produced a total return of 3.82% for the same period.2

U.S. equity markets gained ground during the reporting period amid better-than-expected corporate earnings and improving economic prospects. The fund outperformed its benchmark, primarily on the strength of favorable sector allocations and successful security selections in the information technology, energy, health care, utilities, and consumer staples sectors.

The Fund’s Investment Approach

The fund seeks long-term capital growth, current income, and growth of income consistent with reasonable investment risk by normally investing primarily in stocks of domestic and foreign issuers. We seek to create a broadly diversified portfolio for the fund that includes a blend of growth and dividend-paying stocks, as well as other investments that provide income. We choose stocks through a disciplined investment process that combines computer modeling techniques, bottom-up fundamental analysis, and risk management. The fund’s investment process is designed to provide investors with investment exposure to sector weightings and risk characteristics similar to those of the Index.

In selecting securities, we seek companies that possess some or all of the following characteristics: growth of earnings potential; operating margin improvement; revenue growth prospects; business improvement; good business fundamentals; dividend yield consistent with the fund’s strategy pertaining to income; value, or how a stock is priced relative to its perceived intrinsic worth; and a healthy financial profile, which measures the financial well-being of the company.

Strong Corporate Earnings and Positive Economic Trends

A positive economic backdrop supported equity markets in late 2017, including sustained economic growth and higher growth forecasts from the Federal Reserve Board (the “Fed”) for 2018. Passage of tax reform legislation in December 2017 sparked additional market gains, driving the Index to new all-time highs in January 2018. Some of the more economically sensitive market segments, such as the information technology and financials sectors, led the market’s advance.

Economic data in January indicated robust levels of consumer spending during the critical year-end shopping season, and long-awaited signs of wage growth began to appear. However, concerns about rising inflationary pressures, prospects for more aggressive interest-rate hikes by the Fed, and increasing global trade tensions began to weigh on market sentiment. As a result, markets dipped sharply in early February and remained volatile through the remainder of the reporting period. However, information technology stocks continued to produce relatively strong results, while more defensive investment areas, such

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

as the real estate and utilities sectors, found greater support, and energy stocks were bolstered by rising petroleum prices.

Good Allocations and Selections Bolstered Results

The fund significantly outperformed its benchmark in the information technology sector, led by strong earnings from software companies such as data analysis firm Splunk and cybersecurity provider Fortinet, as well as communications equipment manufacturer Cisco Systems. In the energy sector, the fund generally avoided large integrated oil-and-gas companies, focusing instead on refiners and exploration-and-production companies that benefit from strong demand for oil and refined products, such as Occidental Petroleum, Phillips 66, and Andeavor. In the health care sector, several holdings contributed to the fund’s relatively strong returns, with health care plan provider UnitedHealth Group leading the way. Another top holding, retirement and insurance company Voya Financial, delivered better-than-expected earnings. Underweighted exposure to the lagging utilities and consumer staples sectors further enhanced relative performance, as did underweighted exposure to beleaguered industrial giant General Electric.

On a more negative note, lagging returns from consumer discretionary names, such as online travel agency Booking Holdings and household products maker Newell Brands, detracted from relative performance. In the materials sector, construction materials producers Vulcan Materials and Martin Marietta Materials encountered slower sales due to bad weather, while chemical company DowDuPont reported an earnings shortfall. Other notable laggards included packaged food producer Kraft Heinz, semiconductor manufacturer Broadcom, cable communications provider Charter Communications, and infrastructure construction firm Quanta Services.

Economic Growth Remains on Track

Despite recent increases in market volatility, we believe underlying economic conditions remain positive amid sustained U.S. growth and mild inflation. While we remain watchful of the impact of geopolitical developments and rising interest rates, we have continued to find attractive investment opportunities in many areas, particularly the materials, information technology, financials, telecommunication services, and energy sectors. In contrast, as of the end of the reporting period, the fund held underweighted exposure to the consumer staples, utilities, real estate, health care, and consumer discretionary sectors.

May 15, 2018

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

The fund’s performance will be influenced by political, social, and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability, and differing auditing and legal standards.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Growth and Income Fund, Inc. from November 1, 2017 to April 30, 2018. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2018

Expenses paid per $1,000†	$4.53
Ending value (after expenses)	$1,054.30

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 218

Expenses paid per $1,000†	$4.46
Ending value (after expenses)	$1,020.38

† Expenses are equal to the fund’s annualized expense ratio of .89%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
April 30, 2018 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 99.8%
Automobiles & Components - 1.1%
Aptiv	41,542		3,513,622
General Motors	60,080		2,207,339
Tesla	14,205	[a,b]	4,174,850
			9,895,811
Banks - 8.2%
Bank of America	579,062		17,325,535
BB&T	149,157		7,875,490
Citigroup	119,872		8,183,661
JPMorgan Chase & Co.	209,172		22,753,730
PNC Financial Services Group	33,820		4,924,530
SunTrust Banks	76,198		5,090,026
Wells Fargo & Co.	129,628		6,735,471
			72,888,443
Capital Goods - 8.0%
Dover	29,026		2,690,710
Fortive	84,612		5,949,070
Harris	17,321		2,709,351
Honeywell International	109,261		15,807,882
L3 Technologies	22,081		4,325,226
PACCAR	82,850		5,275,060
Quanta Services	154,105	[b]	5,008,413
Raytheon	66,019		13,529,934
United Technologies	131,146		15,757,192
			71,052,838
Commercial & Professional Services - .5%
Cintas	24,858		4,233,317
Consumer Durables & Apparel - .4%
PVH	22,231		3,549,624
Consumer Services - 1.2%
Chipotle Mexican Grill	7,009	[a,b]	2,967,120
Las Vegas Sands	100,711		7,385,138
			10,352,258
Diversified Financials - 5.4%
Ameriprise Financial	38,001		5,328,120
Berkshire Hathaway, Cl. B	104,904	[b]	20,323,052
Capital One Financial	20,325		1,841,852
Goldman Sachs Group	18,297		4,360,724
Morgan Stanley	163,861		8,458,505
Voya Financial	137,598		7,203,255
			47,515,508

Description	Shares		Value ($)
Common Stocks - 99.8% (continued)
Energy - 7.2%
Anadarko Petroleum	40,481		2,725,181
Andeavor	60,390		8,353,145
EOG Resources	66,567		7,866,222
Hess	100,940		5,752,571
Marathon Petroleum	12,606		944,315
Occidental Petroleum	174,272		13,464,255
Phillips 66	88,470		9,847,596
Schlumberger	80,800		5,539,648
Valero Energy	83,633		9,277,409
			63,770,342
Food & Staples Retailing - .9%
Costco Wholesale	31,675		6,245,043
CVS Health	27,910		1,948,955
			8,193,998
Food, Beverage & Tobacco - 3.9%
Coca-Cola	44,129		1,906,814
Coca-Cola European Partners	69,974		2,742,981
Conagra Brands	154,842		5,739,993
Kellogg	85,656	[a]	5,045,138
Kraft Heinz	95,046		5,358,693
Monster Beverage	70,888	[b]	3,898,840
PepsiCo	97,269		9,818,333
			34,510,792
Health Care Equipment & Services - 7.4%
Abbott Laboratories	67,147		3,903,255
ABIOMED	11,913	[b]	3,585,217
Becton Dickinson & Co.	31,787		7,370,452
Boston Scientific	276,049	[b]	7,928,127
Edwards Lifesciences	30,941	[b]	3,940,646
Humana	20,269		5,962,734
IDEXX Laboratories	25,147	[b]	4,890,840
McKesson	13,413		2,095,245
UnitedHealth Group	88,397		20,897,051
WellCare Health Plans	23,569	[b]	4,835,416
			65,408,983
Insurance - 2.6%
Allstate	20,942		2,048,546
American International Group	76,980		4,310,880
Hartford Financial Services Group	57,849		3,114,590
Lincoln National	24,851		1,755,475
Progressive	142,167		8,571,248
Prudential Financial	32,417		3,446,575
			23,247,314

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 99.8% (continued)
Materials - 5.5%
CF Industries Holdings	182,066		7,064,161
DowDuPont	162,327		10,265,560
Freeport-McMoRan	455,836		6,933,266
Martin Marietta Materials	20,725		4,036,608
Mosaic	109,911		2,962,101
Newmont Mining	96,670		3,798,164
Nucor	14,806		912,346
Praxair	45,845		6,992,279
Vulcan Materials	50,982		5,694,180
			48,658,665
Media - 3.0%
Charter Communications, Cl. A	20,031	[b]	5,434,210
Comcast, Cl. A	142,008		4,457,631
Omnicom Group	61,016	[a]	4,494,439
Time Warner	93,711		8,883,803
Twenty-First Century Fox, Cl. A	89,364		3,267,148
			26,537,231
Pharmaceuticals, Biotechnology & Life Sciences - 4.8%
Biogen	9,957	[b]	2,724,235
BioMarin Pharmaceutical	36,861	[b]	3,078,262
Bristol-Myers Squibb	35,649		1,858,382
Gilead Sciences	23,287		1,682,020
Johnson & Johnson	10,850		1,372,417
Merck & Co.	149,794		8,818,373
Neurocrine Biosciences	40,841	[a,b]	3,311,388
Pfizer	280,692		10,276,134
Vertex Pharmaceuticals	26,606	[b]	4,074,975
Zoetis	67,244		5,613,529
			42,809,715
Real Estate - 1.0%
Lamar Advertising, Cl. A	55,468	[c]	3,533,866
Outfront Media	154,831	[c]	2,903,081
Uniti Group	114,051	[a,c]	2,055,199
			8,492,146
Retailing - 6.2%
Amazon.com	18,176	[b]	28,465,979
Booking Holdings	809	[b]	1,762,002
Dollar Tree	44,324	[b]	4,250,228
Home Depot	51,768		9,566,726
O'Reilly Automotive	20,258	[b]	5,187,466
Ulta Beauty	5,810	[b]	1,457,787
Wayfair, Cl. A	65,589	[a,b]	4,086,195
			54,776,383

Description	Shares		Value ($)
Common Stocks - 99.8% (continued)
Semiconductors & Semiconductor Equipment - 4.3%
Broadcom	46,683		10,710,014
Microchip Technology	22,671	[a]	1,896,656
NVIDIA	45,009		10,122,524
Texas Instruments	147,405		14,951,289
			37,680,483
Software & Services - 16.5%
Activision Blizzard	89,801		5,958,296
Alphabet, Cl. A	989	[b]	1,007,376
Alphabet, Cl. C	15,247	[b]	15,511,230
Facebook, Cl. A	98,697	[b]	16,975,884
First Data, Cl. A	70,299	[b]	1,272,412
FleetCor Technologies	21,393	[b]	4,434,341
Fortinet	96,746	[b]	5,355,859
HubSpot	26,643	[a,b]	2,821,494
International Business Machines	107,463		15,577,837
Microsoft	208,839		19,530,623
Oracle	125,900		5,749,853
PayPal Holdings	89,430	[b]	6,672,372
salesforce.com	80,990	[b]	9,798,980
ServiceNow	33,682	[b]	5,595,928
Splunk	60,668	[b]	6,227,570
Square, Cl. A	111,341	[a,b]	5,270,883
Teradata	83,059	[a,b]	3,398,774
Twilio, Cl. A	71,715	[a,b]	3,027,090
Visa, Cl. A	96,232		12,209,916
			146,396,718
Technology Hardware & Equipment - 5.8%
Apple	168,572		27,858,209
Cisco Systems	386,671		17,125,659
Palo Alto Networks	24,041	[b]	4,628,133
Xerox	66,354		2,086,833
			51,698,834
Telecommunication Services - 3.5%
AT&T	224,934		7,355,342
T-Mobile US	85,087	[b]	5,148,614
Verizon Communications	373,606		18,437,456
			30,941,412
Transportation - 1.7%
Delta Air Lines	130,891		6,835,128
Union Pacific	59,165		7,906,219
			14,741,347
Utilities - .7%
FirstEnergy	153,549		5,282,086

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description		Shares		Value ($)
Common Stocks - 99.8% (continued)
Utilities - .7% (continued)
NextEra Energy Partners		22,384		932,741
				6,214,827
Total Common Stocks (cost $661,389,754)				883,566,989
	Current Yield (%)
Other Investment - .3%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $2,947,592)	1.71	2,947,592	[d]	2,947,592

Investment of Cash Collateral for Securities Loaned - 1.2%
Registered Investment Company;
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares (cost $10,308,361)	1.67	10,308,361	[d]	10,308,361
Total Investments (cost $674,645,707)		101.3%		896,822,942
Liabilities, Less Cash and Receivables		(1.3%)		(11,668,387)
Net Assets		100.0%		885,154,555

aSecurity, or portion thereof, on loan. At April 30, 2018, the value of the fund’s securities on loan was $33,917,060 and the value of the collateral held by the fund was $35,132,497, consisting of cash collateral of $10,308,361 and U.S. Government & Agency securities valued at $24,824,136.

bNon-income producing security.

cInvestment in real estate investment trust.

dInvestment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Software & Services	16.5
Banks	8.2
Capital Goods	8.0
Health Care Equipment & Services	7.4
Energy	7.2
Retailing	6.2
Technology Hardware & Equipment	5.8
Materials	5.5
Diversified Financials	5.4
Pharmaceuticals, Biotechnology & Life Sciences	4.8
Semiconductors & Semiconductor Equipment	4.3
Food, Beverage & Tobacco	3.9
Telecommunication Services	3.5
Media	3.0
Insurance	2.6
Transportation	1.7
Money Market Investments	1.5
Consumer Services	1.2
Automobiles & Components	1.1
Real Estate	1.0
Food & Staples Retailing	.9
Utilities	.7
Commercial & Professional Services	.5
Consumer Durables & Apparel	.4
101.3

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Registered Investment Companies	Value 10/31/17($)	Purchases($)	Sales($)	Value 4/30/18($)	Net Assets(%)	Dividend/ Distributions($)
Dreyfus Institutional Preferred Government Plus Money Market Fund	12,333,108	75,806,443	85,191,959	2,947,592.3		-
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	15,335,344	88,105,997	93,132,980	10,308,361	1.2	46,381
Total	27,668,452	163,912,440	178,324,939	13,255,953	1.5	46,381

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2018 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $33,917,060)—Note 1(b):
Unaffiliated issuers	661,389,754	883,566,989
Affiliated issuers	13,255,953	13,255,953
Receivable for investment securities sold		5,010,119
Dividends and securities lending income receivable		657,545
Receivable for shares of Common Stock subscribed		8,023
Prepaid expenses		20,955
		902,519,584
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		606,927
Cash overdraft due to Custodian		2,056
Liability for securities on loan—Note 1(b)		10,308,361
Payable for investment securities purchased		5,995,145
Payable for shares of Common Stock redeemed		375,844
Accrued expenses		76,696
		17,365,029
Net Assets ($)		885,154,555
Composition of Net Assets ($):
Paid-in capital		624,129,952
Accumulated undistributed investment income—net		612,713
Accumulated net realized gain (loss) on investments		38,234,655
Accumulated net unrealized appreciation (depreciation) on investments		222,177,235
Net Assets ($)		885,154,555
Shares Outstanding
(300 million shares of $.001 par value Common Stock authorized)		41,610,597
Net Asset Value Per Share ($)		21.27

See notes to financial statements.

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2018 (Unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	7,587,290
Affiliated issuers	46,381
Income from securities lending—Note 1(b)	43,161
Total Income	7,676,832
Expenses:
Management fee—Note 3(a)	3,377,234
Shareholder servicing costs—Note 3(b)	486,155
Directors’ fees and expenses—Note 3(c)	37,622
Professional fees	37,462
Registration fees	17,598
Prospectus and shareholders’ reports	14,474
Custodian fees—Note 3(b)	12,620
Loan commitment fees—Note 2	10,081
Miscellaneous	12,619
Total Expenses	4,005,865
Less—reduction in fees due to earnings credits—Note 3(b)	(11,750)
Net Expenses	3,994,115
Investment Income—Net	3,682,717
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	42,311,615
Net unrealized appreciation (depreciation) on investments	2,120,517
Net Realized and Unrealized Gain (Loss) on Investments	44,432,132
Net Increase in Net Assets Resulting from Operations	48,114,849

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017
Operations ($):
Investment income—net	3,682,717	7,671,603
Net realized gain (loss) on investments	42,311,615	80,843,735
Net unrealized appreciation (depreciation) on investments	2,120,517	75,293,949
Net Increase (Decrease) in Net Assets Resulting from Operations	48,114,849	163,809,287
Distributions to Shareholders from ($):
Investment income—net	(3,755,256)	(7,285,229)
Net realized gain on investments	(80,048,290)	(28,821,027)
Total Distributions	(83,803,546)	(36,106,256)
Capital Stock Transactions ($):
Net proceeds from shares sold	8,794,495	23,825,274
Distributions reinvested	79,502,807	34,240,517
Cost of shares redeemed	(53,670,747)	(100,051,485)
Increase (Decrease) in Net Assets from Capital Stock Transactions	34,626,555	(41,985,694)
Total Increase (Decrease) in Net Assets	(1,062,142)	85,717,337
Net Assets ($):
Beginning of Period	886,216,697	800,499,360
End of Period	885,154,555	886,216,697
Undistributed investment income—net	612,713	685,252
Capital Share Transactions (Shares):
Shares sold	405,957	1,166,716
Shares issued for distributions reinvested	3,837,482	1,740,144
Shares redeemed	(2,467,154)	(4,824,116)
Net Increase (Decrease) in Shares Outstanding	1,776,285	(1,917,256)

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

Six Months Ended
April 30, 2018		Year Ended October 31,
	(Unaudited)	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	22.25	19.17	21.29	22.18	20.06	15.35
Investment Operations:
Investment income—net[a]	.09	.19	.20	.16	.15	.18
Net realized and unrealized gain (loss) on investments	1.05	3.77	.02	.98	2.76	4.71
Total from Investment Operations	1.14	3.96	.22	1.14	2.91	4.89
Distributions:
Dividends from investment income—net	(.09)	(.18)	(.22)	(.15)	(.16)	(.18)
Dividends from net realized gain on investments	(2.03)	(.70)	(2.12)	(1.88)	(.63)	-
Total Distributions	(2.12)	(.88)	(2.34)	(2.03)	(.79)	(.18)
Net asset value, end of period	21.27	22.25	19.17	21.29	22.18	20.06
Total Return (%)	5.43[b]	21.25	1.30	5.52	14.95	32.11
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.89[c]	.90	.93	.91	.92	.97
Ratio of net expenses to average net assets	.89[c]	.90	.93	.91	.92	.97
Ratio of net investment income to average net assets	.82[c]	.89	1.05	.76	.72	1.03
Portfolio Turnover Rate	32.24[b]	68.69	51.96	60.22	49.93	47.77
Net Assets, end of period ($ x 1,000)	885,155	886,217	800,499	906,249	950,818	780,590

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Growth and Income Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company. The fund’s investment objective is to seek long-term capital growth, current income and growth of income consistent with reasonable investment risk. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined to not accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the fund’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of April 30, 2018 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—Domestic Common Stocks†	880,824,008	-	-	880,824,008
Equity Securities—Foreign Common Stocks†	2,742,981	-	-	2,742,981
Registered Investment Companies	13,255,953	-	-	13,255,953

†  See Statement of Investments for additional detailed categorizations.

At April 30, 2018, there were no transfers between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended April 30, 2018, The Bank of New York Mellon earned $8,390 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act.

(d) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2018, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended April 30, 2018, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended October 31, 2017 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2017 was as follows: ordinary income $7,263,619 and long-term capital gains $28,842,637. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $830 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended April 30, 2018, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at an annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor at an amount not to exceed an annual rate of .25% of the value of the fund’s average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended April 30, 2018, the fund was charged $287,234 pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended April 30, 2018, the fund was charged $147,963 for transfer agency services and $11,750 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were offset by earnings credits of $11,750.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended April 30, 2018, the fund was charged $12,620 pursuant to the custody agreement.

During the period ended April 30, 2018, the fund was charged $6,333 for services performed by the Chief Compliance Officer and his staff. These fees are included in Miscellaneous in the Statement of Operations.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $547,069, custodian fees $13,981, Chief Compliance Officer fees $4,214 and transfer agency fees $41,663.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2018, amounted to $289,424,369 and $325,997,390, respectively.

At April 30, 2018, accumulated net unrealized appreciation on investments was $221,177,235, consisting of $237,887,901 gross unrealized appreciation and $15,710,666 gross unrealized depreciation.

At April 30, 2018, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

INFORMATION ABOUT THE RENEWAL OF THE FUND'S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on February 14-15, 2018, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2017, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Broadridge used to select

INFORMATION ABOUT THE RENEWAL OF THE FUND'S MANAGEMENT AGREEMENT (Unaudited) (continued)

the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. They also considered that performance generally should be considered over longer periods of time, although it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect disproportionately long-term performance. The Board discussed with representatives of Dreyfus and/or its affiliates the results of the comparisons and considered that the fund’s total return performance was below the Performance Group median for all periods (except the ten-year period when it was equal to the Performance Group median) and below the Performance Universe median for the one-, two-, three- and four-year periods and above the Performance Universe median for the five- and ten-year periods. The Board considered the relative proximity of the fund’s performance to the Performance Group and/or Performance Universe median in certain periods when performance was below median. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was considered that the fund’s returns were above the returns of the index in five of the ten calendar years shown.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that: the fund’s contractual management fee was approximately at the Expense Group median, the fund’s actual management fee was approximately at the Expense Group median and above the Expense Universe median and the fund’s total expenses were at or approximately at the Expense Group and Expense Universe medians.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives also stated that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

• The Board expressed some concern with the fund’s performance and agreed to closely monitor performance.

• The Board concluded that the fee paid to Dreyfus continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of Dreyfus and the services provided to the fund by Dreyfus. The Board also relied on information received on a routine and

INFORMATION ABOUT THE RENEWAL OF THE FUND'S MANAGEMENT AGREEMENT (Unaudited) (continued)

regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other Dreyfus funds that the Board oversees, during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other Dreyfus funds that the Board oversees, in prior years. The Board determined to renew the Agreement.

NOTES

NOTES

NOTES

For More Information

Dreyfus Growth and Income Fund, Inc.

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbol:	DGRIX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2018 MBSC Securities Corporation 0010SA0418

Item 2.       Code of Ethics.

                  Not applicable.

Item 3.       Audit Committee Financial Expert.

                  Not applicable.

Item 4.       Principal Accountant Fees and Services.

                  Not applicable.

Item 5.       Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.       Investments.

(a)              Not applicable.

Item 7.       Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                  Not applicable.

Item 8.       Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.       Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                  Not applicable.

Item 10.     Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.     Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.     Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Growth and Income Fund, Inc.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    June 27, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    June 27, 2018

By:       /s/ James Windels

            James Windels

            Treasurer

Date:    June 27, 2018

EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)